SCHEDULE 14A
                    SCHEDULE 14A INFORMATION
        Proxy Statement Pursuant to Section 14(a) of the
                 Securities Exchange Act of 1934
                       (Amendment No. __)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]
Check the appropriate box:
[X]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or
     Section 240.14a-12
                  Vanguard Airlines, Inc.

      (Name of Registrant as Specified In Its Charter)

           (Name of Person(s) Filing Proxy Statement,
                  if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-
     6(i)(4) and 0-11.
    1) Title of each class of securities to which transaction
    applies:
    ____________________________________________________________
    2) Aggregate number of securities to which transaction
    applies:
    ____________________________________________________________
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and
    state how it was determined):
    _____________________________________________________________
    4)  Proposed maximum aggregate value of transaction:
    _____________________________________________________________
    5)  Total fees paid:
    _____________________________________________________________
[  ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   1)  Amount Previously Paid:
   _____________________________________________________________
   2)  Form, Schedule or Registration Statement No.:
   ____________________________________________________________
   3)  Filing Party:
   _____________________________________________________________
   4)  Date Filed:
   _____________________________________________________________

                     VANGUARD AIRLINES, INC.
                     533 MEXICO CITY AVENUE
                KANSAS CITY INTERNATIONAL AIRPORT
                   KANSAS CITY, MISSOURI 64153
                ________________________________

            NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                   TO BE HELD ON MAY 24, 2000
                ________________________________

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Vanguard Airlines, Inc., a Delaware corporation, will be held on Wednesday, May 24, 2000, at 10:00 a.m., Central Daylight Time, at the Embassy Suites Plaza Hotel, 220 West 43rd Street, Kansas City, Missouri 64111, and thereafter as it may from time to time be adjourned, for the following purposes:

1. To elect one Class II director to serve for a three-year term expiring at the 2003 annual meeting of stockholders and until his successor is duly elected and qualified or until his earlier resignation or removal;

2. To consider and act upon approval of an amendment to our Company's restated certificate of incorporation, as amended, to decrease the number of authorized shares of our Company's common stock, $0.001 par value, from 200,000,000 shares to 100,000,000 shares;

3. To consider and act upon approval of the Vanguard Airlines, Inc. 2000 Stock Option Plan;

4. To consider and act upon ratification and approval of the selection of Ernst & Young LLP as our Company's independent auditors for the year ending December 31, 2000; and

5. To consider and act upon any other matters which may properly come before the Annual Meeting or any adjournment thereof.

The foregoing matters are more fully described in the accompanying proxy statement.

     Our board of directors has fixed the close of business on April 4, 2000, as the record date for the determination of the holders of shares of our Company's common stock, $0.001 par value, and Series A preferred stock, $0.001 par value, entitled to notice of, and to vote at, the Annual Meeting.

     You are cordially invited to attend the Annual Meeting. IF THERE IS A POSSIBILITY THAT YOU MAY BE UNABLE TO ATTEND, PLEASE SIGN, DATE AND RETURN THE ACCOMPANYING PROXY PROMPTLY SO THAT YOUR SHARES MAY BE REPRESENTED AT THE ANNUAL MEETING. A return envelope is enclosed for your convenience. If you are able to attend the meeting and wish to vote your shares in person, your proxy will not be used.
                              By Order of the Board of Directors,


                              Brian S. Gillman
                              Vice President, General Counsel and Secretary
April 14, 2000
Kansas City, Missouri

                     VANGUARD AIRLINES, INC.
                     533 MEXICO CITY AVENUE
                KANSAS CITY INTERNATIONAL AIRPORT
                   KANSAS CITY, MISSOURI 64153

                  ____________________________

                         PROXY STATEMENT
                  ____________________________

                 ANNUAL MEETING OF STOCKHOLDERS

                          MAY 24, 2000
                  ____________________________

                          INTRODUCTION

     This proxy statement is furnished in connection with the solicitation of proxies by the board of directors of Vanguard Airlines, Inc., a Delaware corporation, for use at the Annual Meeting of Stockholders to be held on Wednesday, May 24, 2000, commencing at 10:00 a.m., Central Daylight Time, at the Embassy Suites Plaza Hotel, 220 West 43rd Street, Kansas City, Missouri 64111, and all adjournments and postponements thereof. This proxy statement and the accompanying form of proxy were first mailed to stockholders on or about April 14, 1999.

STOCKHOLDERS ENTITLED TO VOTE

     Only the holders of record of shares of our Company's common stock and preferred stock as of the close of business on the April 4, 1999 record date are entitled to notice of, and to vote at, the Annual Meeting. Holders of shares of our Company's common stock are entitled to one vote per share standing in their names on the record date with respect to the matters being brought before the Annual Meeting. Holders of shares of our Company's preferred stock are entitled to one vote for each share of common stock into which the preferred stock could have been converted with respect to matters being brought before the Annual Meeting. At the close of business on the record date, there were outstanding and entitled to vote a total of ______ shares of our common stock and 302,362 shares of our preferred stock, constituting all of the outstanding voting securities of our Company. As of the record date, the preferred stock was convertible into 1,209,448 shares of common stock and the holders of the preferred stock will be entitled to vote on an as converted basis on all matters.

     A list of stockholders entitled to vote at the Annual Meeting will be available for examination at least ten days prior to the date of the Annual Meeting during normal business hours at the offices of our Company located at 533 Mexico City Avenue, Kansas City, Missouri 64153. The list also will be available at the Annual Meeting.

VOTING BY PROXY

     You are requested to complete, date and sign the accompanying form of proxy and return it promptly in the enclosed postage prepaid envelope. The proxy may be revoked at any time prior to its exercise at the Annual Meeting by written notice of revocation delivered to the Secretary of our Company, by executing and delivering to the Secretary of our Company a proxy bearing a later date, or by appearing at the Annual Meeting and voting in person. Attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy. The persons designated as proxies were selected by the board of directors and are officers or directors of our Company. Proxies duly executed and received in time for the Annual Meeting will be voted in accordance with stockholders' instructions. If no instructions are indicated, such shares will be voted as follows:

- FOR the election of Lee M. Gammill, Jr. as a Class II director to serve for a three-year term expiring at the 2003 annual meeting of stockholders;

- FOR approval of the proposed amendment to our Company's restated certificate of incorporation to decrease the number of authorized shares of our Company's common stock from 200,000,000 shares to 100,000,000 shares;

-    FOR approval of the Vanguard Airlines, Inc. 2000 Stock
     Option Plan;

-    FOR ratification and approval of the selection of Ernst &
     Young LLP as our Company's independent auditors for the current year; and

- With respect to any other matters which may properly come before the Annual Meeting, in accordance with the discretion and judgment of the appointed proxies.

SOLICITATION OF PROXIES

     The solicitation of proxies for the Annual Meeting is being made by our Company's board of directors. Our Company will bear all costs of this solicitation, including the cost of preparing and mailing this proxy statement and the enclosed form of proxy. After the initial mailing of this proxy statement, proxies may be solicited in person or by mail, telephone or telegraph by directors, officers, employees or agents of our Company, who will not receive compensation for their soliciting activities. Brokerage houses and other nominees will solicit proxies or authorizations from beneficial owners and will be reimbursed for their reasonable expenses of forwarding proxy materials to beneficial owners. Our Company will bear all of the costs of the solicitation.

QUORUM REQUIREMENTS

     The presence in person or by proxy of stockholders holding a majority of the aggregate outstanding shares of our Company's common stock, and shares of our Company's preferred stock convertible into common stock, will constitute a quorum for the transaction of business at the Annual Meeting. Shares of stock represented by a proxy which directs that the shares be voted to abstain or to withhold a vote on any matter will be counted in determining whether a quorum is present. Shares of stock as to which there is a broker non-vote (i.e., when a broker holding shares for clients in street name is not permitted to vote on certain matters without instruction) also will be counted for quorum purposes. If a quorum should not be present, the Annual Meeting may be adjourned from time to time until a quorum is obtained.

                          PROPOSAL ONE

                      ELECTION OF DIRECTORS

     The restated certificate of incorporation of our Company provides that the number of our directors shall be fixed by, or in the manner provided in, the bylaws of our Company and divided into three classes as nearly equal as possible, each having a term of three years. The bylaws provide that the number of directors shall be fixed by resolution of the board of directors. The board of directors has fixed the number of directors at five, although there presently are only four persons serving on our board. Each year the term of office of one class of directors expires.

     The present term of Lee M. Gammill, Jr., a director in Class II, expires at this Annual Meeting. Our board of directors intends to present for action at the Annual Meeting the reelection of Mr. Gammill as a Class II director, to serve for a three-year term expiring at the 2003 annual meeting of stockholders. The directors in Class I (Robert J. Spane) and Class III (Denis T. Rice and Leighton W. Smith, Jr.) have been elected to terms expiring at the time of the annual meetings of stockholders in 2002 and 2001, respectively. There is currently one vacancy on the board of directors, which our Company does not intend to fill at the Annual Meeting.

     Directors will be elected by a plurality (a number greater than those cast for any other candidates) of the votes cast, in person or by proxy, by the holders of shares of our common stock and preferred stock entitled to vote at the Annual Meeting. Stockholders do not have cumulative voting rights in the election of directors. It is intended that shares represented by a proxy given pursuant to this solicitation will be voted in favor of the election of Lee M. Gammill, Jr. as a Class II director, unless such authority is specifically withheld. In the event that Mr. Gammill should become unavailable for election, it is intended that the shares of stock represented by the proxy will be voted for such substitute nominee as may be designated by the board of directors. Mr. Gammill has indicated his willingness to serve if elected and it is not anticipated that he will become unavailable for election.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE
ELECTION OF LEE M. GAMMILL, JR. AS A CLASS II DIRECTOR.

ADVANCE NOTIFICATION OF NOMINATIONS

     Our Company's restated certificate or incorporation and bylaws provide that advance notice of stockholder nominations for the election of directors must be given. With respect to this Annual Meeting, written notice of a stockholder's intent to make a nomination at the meeting must be received by our Company's Secretary at our principal executive offices not later than April 18, 2000. At future meetings of stockholders, notice of nominations must be delivered to our Company's Secretary not later than 30 days prior to the first anniversary of the preceding year's annual meeting, in the case of an annual meeting and, in the case of a special meeting, not later than the close of business on the later of (i) the 30th day prior to such special meeting or (ii) the 10th day following the day on which public announcement is first made of the date of the special meeting. See "Deadline for Stockholder Proposals." The nomination notice must contain (i) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated, (ii) a representation that such stockholder is a holder of record of stock of our Company entitled to vote in the election of directors at such meeting and intends to appear in person or by proxy at the meeting to nominate the person specified in the notice, (iii) the name and address, as it appears on our Company's books, of such stockholder, and of the beneficial owner, if any, on whose behalf the nomination is made, (iv) the class and number of shares of our Company which are owned beneficially and of record by such nominating stockholder and each nominee proposed by such stockholder, (v) a description of all arrangements or understandings between the nominating stockholder and each nominee and any other person (naming such persons) pursuant to which the nomination or nominations are to be made by the stockholder, (vi) such other information regarding each nominee proposed by such stockholder as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission, as then in effect, had the nominee been nominated, or intended to be nominated, by the board of directors, and (vii) the consent of each nominee to serve as a director of our Company if so elected. No such notice has been received for this Annual Meeting, and the Chairman of the Annual Meeting is entitled to refuse to acknowledge the nomination of any person that is not made in compliance with the foregoing procedure. In any event, the board of directors has no reason to believe that anyone will attempt to nominate another candidate for director.

NOMINEES AND DIRECTORS CONTINUING IN OFFICE

     The following table sets forth certain information as to the person nominated by the board of directors for election as a Class II director of our Company and each director whose term of office will continue after the Annual Meeting.

        NAME                            AGE     DIRECTOR SINCE
    NOMINEES

     CLASS II: TERM TO EXPIRE IN 2003
         Lee M. Gammill, Jr.<F1><F2>     65           1997

    DIRECTORS CONTINUING IN OFFICE

     CLASS I: TERM TO EXPIRE IN 2002
        Robert J. Spane                  59           1996

     CLASS III: TERM TO EXPIRE IN 2001
         Denis T. Rice<F1>               67           1997
         Leighton W. Smith, Jr.<F2>      60           1998

     _____________________
     [FN]
     <F1>  Member of our audit committee.
     <F2>  Member of our compensation committee

     The business experience during the last five years of the person nominated for election as a Class II director at the Annual Meeting and of each director whose term of office will continue after the Annual Meeting is as follows:

     LEE M. GAMMILL, JR. was elected a director of our Company in September 1997. Mr. Gammill is the retired Vice Chairman of the Board of New York Life Insurance Company. From 1989 until he retired in May 1997, Mr. Gammill served as the Executive Vice President - Individual Insurance Operations at New York Life.
Mr. Gammill joined New York Life in 1957 as a sales agent and held various management and executive positions throughout his 40-year career at New York Life.

     DENIS T. RICE was elected a director of our Company in April
1997. Mr. Rice is a director in the law firm of Howard, Rice, Nemerovski, Canady, Falk & Rabkin, P.C., San Francisco,
California, a firm he has been associated with since 1961.

     ROBERT J. SPANE was elected a director of our Company in May 1996 and elected Chairman of the Board, Chief Executive Officer and President of our Company in June 1997. Mr. Spane served in the U.S. Navy for 35 years where his last position was Commander, Naval Air Force Pacific, which he held from October 1993 to February 1996. Mr. Spane, as Commander, Naval Air Force Pacific, was responsible for all finances, training, logistics and the material condition of all aircraft carriers, aircraft and naval air stations in the Pacific. Mr. Spane retired from the U.S. Navy in February 1996. Mr. Spane is a 1962 graduate of the U.S. Naval Academy.

     LEIGHTON W. SMITH, JR. was elected a director of our Company in August 1998. Admiral Smith was appointed to the four star rank in April 1994, became Commander in Chief Allied Forces Southern Europe and concurrently assumed the command of the NATO-led Implementation Force (IFOR) in Bosnia in December 1995. Admiral Smith retired from the U.S. Navy after 34 years of service in October 1996. Currently, he serves as a Senior Fellow at the Center for Naval Analysis, and is Chairman of the Board of Trustees of the U. S. Naval Academy Alumni Association. Admiral Smith also serves on the Executive Boards of the Naval Aviation Museum and the Association of Naval Aviation and is on the National Advisory Council to the Navy League.

     Except as may be contemplated by Mr. Spane's employment agreement, there is no arrangement or understanding between any director and any other person pursuant to which such person was selected as a director of our Company. See "Spane Employment Agreement."

COMPENSATION OF DIRECTORS

     In 1999, our directors did not receive any cash compensation for their service as members of the board of directors, although they are reimbursed for travel and out-of-pocket expenses in attending board and committee meetings. Commencing in 2000, our Company will pay each director who is not an employee of our Company $10,000 for serving as a member of our board. Directors who are also employees of our Company receive no additional compensation for serving as directors. Our Company's directors are also eligible to receive stock options under our Company's stock option plans. None of the directors was granted additional stock options during the year ended December 31, 1999. See "Stock Option Plans."

MEETINGS OF THE BOARD AND COMMITTEES

     During 1999, our board of directors held four meetings. Each incumbent director attended at least 75% of the meetings of the board of directors and committees on which they served during 1999. It should be noted that our Company's directors discharge their responsibilities throughout the year, not only at board of directors and committee meetings, but through personal meetings and other communications with members of management and others regarding matters of interest and concern to our Company.

     Our board of directors established an audit committee in October 1995. The audit committee assists the board of directors in fulfilling its responsibilities with respect to the accounting and financial reporting practices of our Company and in addressing the scope and expense of audit and related services provided by our Company's independent auditors. During 1999 the audit committee met two times. In September 1997, our board of directors established a compensation committee, which makes recommendations to the board regarding the compensation and benefits of our executive officers. During 1999 the compensation committee met once. Currently, there is not a nominating committee or a committee performing a similar function of the board of directors.

          EXECUTIVE COMPENSATION AND OTHER INFORMATION

BOARD OF DIRECTORS REPORT ON EXECUTIVE COMPENSATION

     This report has been prepared by the members of the board of directors who were responsible for establishing, directing and administrating the compensation policies and programs for our Company's executive officers in 1999.

     The board of directors reviews, evaluates and approves the structure and implementation of our Company's compensation program for its executive officers. The board of directors also determines the form and amount of compensation for our Chief Executive Officer. Except as noted below, the compensation of our Company's executive officers is determined by the board of directors on an annual basis. In doing so, the board of directors subjectively considers all elements of its compensation program when making its compensation decisions, including the level and scope of responsibility, experience, and performance of the executive, the internal fairness and equity of our Company's overall compensation structure and the compensation of executives employed by other emerging companies in the airline industry. With respect to the executive officers who do not serve on our Company's board of directors, the board of directors also considers the recommendation of our Company's Chairman of the Board and Chief Executive Officer.

The Vanguard Executive Compensation Program

     Elements of Executive Compensation. The compensation program of our Company has been structured, in part, to enable our Company to attract, motivate and retain experienced and qualified executives. Our Company seeks to provide a compensation package to its executive officers that, in its totality, is competitive. In addition, our Company intends to grant stock options to executive officers upon their commencement of employment with our Company, and at other times our Company deems appropriate, in an effort to strengthen the mutuality of interests between such executives and our Company's stockholders. Stock option grants provide the right to purchase shares of common stock at a specified exercise price. All stock options have exercise prices equal to or greater than the fair market value of the common stock on the date of grant of the stock option. The board of directors believes stock options are an integral part of the total compensation of such executive officers.

     Annual Compensation. Salaries for executive officers are determined by evaluating the responsibilities of the position held and the experience of the individual and by reference to the competitive marketplace for executive talent, including a comparison of salaries for comparable positions at other airlines.

     The salary levels of the executive officers of our Company for the next year are generally established by the Compensation Committee at year-end and are reviewed and approved by the entire board of directors. Specific individual performance and overall corporate or business segment performance are reviewed in determining the compensation level of each individual officer.

     Bonuses and Incentives. Our Company currently does not have a formal bonus plan or long-term incentive plan for its executive officers.

     Stock Options. The board of directors has determined to grant stock options to executive officers upon their commencement of employment with our Company, and at other times our Company deems appropriate, to provide additional incentive to its executive officers and to strengthen the mutuality of interests between the executive officers and our Company's stockholders. The board of directors believes that stock option grants advance the long-term interests of our Company and its stockholders by rewarding executive officers for increasing stockholder value (i.e., appreciation in the price of our Company's common stock).

     Payment of the total annual compensation for the Chief
Executive Officer and the other named executives appearing below in the Summary Compensation Table and other tables included in this proxy statement is based on the previously discussed factors.

1999 Compensation of the Chief Executive Officer

     The 1999 salary of Mr. Robert J. Spane, Chairman, Chief Executive Officer and President, was based primarily on the factors discussed above. Mr. Robert J. Spane commenced employment with our Company as Chief Executive Officer and President on June 15, 1997. In arriving at Mr. Spane's compensation package, the board of directors took into account the incentive to achieve earnings growth and return on investment objectives that is inherent in the ownership of shares of our Company's common stock and made the determination to give disproportionate weight to the grant of stock options. Accordingly, our Company agreed to increase Mr. Spane's salary to $250,000 for the 12-month period ending June 15, 2000 and to $300,000 for the 12-month period ending June 15, 2001, as well as to grant 440,557 stock options that vest over the two-year period ending June 15, 2001. In authorizing this package, the board of directors made the subjective determination that Mr. Spane would be appropriately motivated to achieve stockholder returns over the long term while receiving sufficient short-term compensation in the meantime.

     Submitted by:

          THE BOARD OF DIRECTORS

          Lee M. Gammill, Jr.       Leighton W. Smith, Jr.
          Denis T. Rice             Robert J. Spane

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The board of directors along with the compensation committee determines the structure of our Company's compensation system.
As a result, Robert J. Spane, Chairman of the Board, Chief
Executive Officer and President of our Company participated in decisions regarding his direct or indirect compensation.

EXECUTIVE COMPENSATION

     The following table sets forth certain information with respect to the Chief Executive Officer and the most highly compensated executive officers of our Company as to whom the total salary and bonuses for the year ended December 31, 1999 exceeded $100,000 (collectively, the "Named Executive Officers"):

                                      SUMMARY COMPENSATION TABLE
                                                                                 LONG-TERM
                                                                                 COMPENSATION
                                                                    OTHER
                                                                    ANNUAL       SECURITIES    ALL OTHER
    NAME AND PRINCIPAL                       ANNUAL COMPENSATION    COMPEN-      UNDERLYING     COMPEN-
    POSITION                       YEAR      SALARY      BONUS      SATION<F1>   OPTIONS<F2>    SATION



    Robert J. Spane                1999      $226,923         -     $28,682<F4>   440,557         -
    Chairman, Chief Executive      1998      $195,995    $3,682     $24,000<F5>     2,708         -
    Officer and President          1997<F3>  $107,714         -              -    677,396         -

    James E. Eckart                1999      $113,641    $5,564              -    73,426          -
    Vice President -               1998      $100,784    $1,841              -     1,015          -
    Facilities
    and Ground Operations          1997      $ 42,050         -              -   112,899          -

    William A. Garrett             1999      $113,641    $5,564              -    73,426          -
    Vice President - Finance       1998      $ 99,193    $1,841              -     1,015          -
    and
    Chief Financial Officer        1997      $100,000         -              -   112,899          -

    Brian S. Gillman               1999      $113,641    $5,564              -    73,426          -
    Vice President and             1998      $101,034    $1,841              -     1,015          -
    General Counsel                1997      $ 95,983         -              -   112,899          -

    William F. McKinney            1999      $113,641                        -    73,426          -
    Vice President -               1998      $ 99,193                        -     1,015          -
    Operations
                                   1997      $100,000         -              -   112,899          -
 ______________________________________________________________________________________________________

 <F1> Excludes perquisites and other benefits, unless the aggregate amount of such compensation exceeds the lesser of $50,000 or 10% of the total salary and bonus for the Named Executive Officer.

 <F2> The number in the Securities Underlying Options column reflects the number of shares of common stock into which such options are exercisable. On May 18, 1999, the Company's stockholders approved a one-for-five reverse stock split and all historical stock option grants have been adjusted to reflect the reverse split.

 <F3> Mr. Spane joined our Company as Chairman, Chief Executive Officer and
      President on June 15, 1997 and his salary represents compensation for services performed from June 15, 1997 through December 31, 1997.

 <F4> Represents expenses for housing and an automobile lease in Kansas City incurred by Mr. Spane and paid by our Company.

 <F5> Represents expenses for housing in Kansas City incurred by Mr. Spane and paid by our Company.

OPTION GRANTS IN LAST FISCAL YEAR

     The following table sets forth certain information with respect to each Named Executive Officer concerning grants during the year ended December 31, 1999 of stock options and stock appreciation rights ("SARs").

          OPTION GRANTS IN YEAR ENDED DECEMBER 31, 1999<F1>

                                                                                POTENTIAL REALIZABLE
                                                                                  VALUE AT ASSUMED
                                                                                   ANNUAL RATES OF
                                                                                     STOCK PRICE
                                                                                  APPRECIATION FOR
                             INDIVIDUAL GRANTS                                     OPTION TERM<F2>

                                        % OF TOTAL
                           NUMBER OF    OPTIONS/
                           SECURITIES   SARs
                           UNDERLYING   GRANTED TO
                           OPTIONS/     EMPLOYEES   EXERCISE OR
                           SARs         IN FISCAL   BASE PRICE   EXPIRATION
    NAME                   GRANTED         YEAR     ($/SHARE)    DATE<F3>       5% ($)        10% ($)
    Robert J. Spane        440,557         47%       $4.81        6/15/09    $1,332,901    $3,375,283
    James E. Eckart         36,713         4 %       $4.25       10/19/09     $  98,143      $248,712
                            36,713         4 %       $3.94        11/4/09     $  90,984      $230,571
    William A. Garrett      36,713         4 %       $4.25       10/19/09     $  98,143      $248,712
                            36,713         4 %       $3.94        11/4/09     $  90,984      $230,571
    Brian S. Gillman        36,713         4 %       $4.25       10/19/09     $  98,143      $248,712
                            36,713         4 %       $3.94        11/4/09     $  90,984      $230,571
    William F. McKinney     36,713         4 %       $4.25       10/19/09     $  98,143      $248,712
                            36,713         4 %       $3.94        11/4/09     $  90,984      $230,571

___________________________

<F1> No SARs were granted by our Company during the year ended December 31,
     1999.

<F2> The potential realizable value portion of the foregoing table illustrates value that might be realized upon exercise of the options immediately prior to the expiration of their term, assuming the specified compounded rates of appreciation on our Company's common stock over the term of the options. Assumed stock price appreciation of five percent and ten percent is used pursuant to rules promulgated by the Securities and Exchange Commission. The potential realizable value is calculated by assuming that the deemed fair market value of our Company's common stock for financial statement presentation purposes on the date of grant ($4.8125, $4.25 and $3.9375, respectively) appreciates at the indicated rate for the entire term of the option and that the option is exercised at the exercise price and sold on the last day of its term at the appreciated price.
     This table does not take into account any appreciation in the price of the common stock to date.

OPTION EXERCISES AND FISCAL YEAR-END VALUES

     The following table sets forth certain information with respect to each Named Executive Officer concerning the exercise of options and SARs during 1999 and unexercised options and SARs held as of December 31, 1999.

      AGGREGATED OPTION EXERCISES IN YEAR ENDED DECEMBER 31, 1999
                AND DECEMBER 31, 1999 OPTION VALUES<F1>
                                                               NUMBER OF SECURITIES
                                                              UNDERLYING UNEXERCISEd            VALUE OF UNEXERCISED
                                                                 OPTIONS (#)<F2>              IN-THE-MONEY OPTIONS($)<F2>

                         SHARES ACQUIRED      VALUE
NAME                     ON EXERCISE (#)    REALIZED ($)  EXERCISABLE   UNEXERCISABLE<F3>    EXERCISABLE      UNEXERCISABLE<F3>
Robert J. Spane                   -                  -      795,244          330,417       $1,701,106.25                  -
James E. Eckart                   -                  -       57,465          129,876          $143,979,69        $141,125.00
William A. Garrett            2,000          $7,500.00       58,340          127,001          $146,167.19        $133,937.50
Brian S. Gillman              2,500         $10,563.50       57,653          127,188          $144,449.69        $134,405.00
William F. McKinney          11,100         $36,381.25       49,459          137,882          $123,964.20        $133,390.00

<F1> No SARs have ever been granted by our Company.

<F2> The numbers in the column headed Number of Securities Underlying
     Unexercised Options and the dollar amounts in the column headed
     Value of Unexercised In-the-Money Options reflect (i) the number of shares of common stock into which options are exercisable and
     (ii) the difference between the fair market value of such shares of common stock and the exercise price of the options, respectively. As of December 31, 1999, the last reported sale price of our Company's common stock, which was reported on the Nasdaq SmallCap Market, was $3.28 per share. Value is calculated by determining the difference between the option exercise price and $3.2812, multiplied by the number of shares of common stock underlying the options.

<F3> These options are unexercisable because they have not vested under their terms.

STOCK OPTION PLANS

     Our Company currently has two stock option plans: the 1994 Vanguard Airlines, Inc. Stock Option Plan and the 2000 Vanguard Airlines, Inc. Stock Option Plan. The total number of shares of common stock issuable pursuant to the exercise of options under our stock option plan is 4,000,000 of which 2,000,000 options may be granted under the 1994 Plan and 2,000,000 options may be granted under the 2000 Plan. As of April 1, 2000, options exercisable with respect to 1,661,996 shares of common stock had been granted under the 1994 Plan, of which 747,725 are exercisable. Our Company has also granted nonstatutory stock options to Mr. Spane in connection with his employment agreement and to certain executives of our Company. No options have been granted under the 2000 Plan. The 2000 Plan is being submitted for the approval of the stockholders at this Annual Meeting. See "Proposal Two."

     Each stock option plan is administered by the board of directors (the "Plan Administrator"). Subject to the terms of the respective stock option plan, the Plan Administrator determines the persons to whom awards are granted, the type of award granted, the number of shares granted, the vesting schedule, the type of consideration to be paid to our Company upon exercise of options, and the term of each option (not to exceed ten years).

     Under each stock option plan, our Company may grant options intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and options which are not intended to qualify as incentive stock options ("non-qualified stock options"). Incentive stock options must be granted at an exercise price equal to or greater than the fair market value of the common stock on the date of grant. The exercise price of non-qualified stock options granted under the Stock Option Plan will be determined by the Plan Administrator on the date of grant but may not be less than 85% of the fair market value of the common stock on the date of grant. The exercise price of incentive stock options granted to holders of more than 10% of the common stock must be at least 110% of the fair market value of the common stock on the date of grant, and the term of these options may not exceed five years.

     Each stock option plan provides the total number of shares covered by such plan, the number of shares covered by each option and the exercise price per share will be proportionately adjusted in the event of a stock split, reverse stock split, stock dividend or similar capital adjustment effected without receipt of consideration by our Company.

     In the event of a merger in which our Company is not the surviving corporation, options may be assumed or continued by the surviving corporation. If the outstanding options are not assumed or continued, they will be terminated if not exercised prior to the merger.

SPANE EMPLOYMENT AGREEMENT

     In June 1997, our Company entered into a two year employment agreement with Mr. Spane. This employment agreement provided for Mr. Spane's performance of consulting and management services in the supervision, operation and management of our Company's business in exchange for an annual salary of $200,000 per year, the grant of options to purchase 677,396 shares of common stock, and the payment of Mr. Spane's reasonable expenses incurred in connection with Company business, including Mr. Spane's transportation and lodging. The stock options granted to Mr. Spane under the 1997 employment agreement vested evenly over the two-year period.

     On June 15, 1999, our Company entered into a new employment agreement with Mr. Spane. The 1999 employment agreement provides for the same job responsibilities as the 1997 employment agreement. It provides for payment of an annual salary of $250,000 between June 15, 1999 and June 15, 2000 and $300,000 between June 15, 2000 and June 15, 2001, and for options to purchase 440,557 shares of common stock that vest over the term of the agreement. The stock options granted to Mr. Spane under the 1999 employment agreement have a $4.81 per share exercise price. In the event of the sale of all or substantially all the assets or capital stock of our Company or a merger of our Company in which it is not the surviving corporation, the options become fully vested. In addition, one-half of any unvested options become fully vested upon the death or permanent disability of Mr. Spane.

     The term of the 1999 employment agreement is two years, subject to renewal upon written agreement of the parties and to earlier termination under certain circumstances. The employment agreement is terminable by either party upon the expiration of the term (in which event, among other things, our Company must offer to employ Mr. Spane as Chief Executive Officer and President) and upon provision of 30 days notice. Our Company may terminate the employment agreement upon Mr. Spane's death, permanent disability or resignation as Chief Executive Officer and President of our Company. In addition, our Company may terminate the employment agreement at any time for cause (as defined in the employment agreement).

STOCKHOLDER RETURN PERFORMANCE GRAPH

     The performance graph below shows a comparison of the cumulative total stockholder return on the common stock of our Company to the cumulative total stockholder return of the Nasdaq Stock Market Index and a composite peer index selected by our Company (the "Peer Group") for the period from October 31, 1995 through December 31, 1999. Cumulative total returns are calculated assuming that $100 was invested on October 31, 1995, in each of the common stock of our Company, the Nasdaq National Market and the Peer Group, and the reinvestment of all dividends, if any.

     The Peer Group was selected from among companies in the airline industry having similarities in the following criteria: size (total employment and sales); capital structure (similar debt/equity ratios); and market orientation (primarily domestic flights). Companies included in the Peer Group in addition to our Company are: AirTran Holdings, Inc. (which resulted from a merger on November 17, 1997, of Airways Corporation, the parent company of AirTran Airways, Inc., into ValuJet, Inc., the parent company of ValuJet Airlines, Inc., which changed its name to AirTran Holdings, Inc.); Frontier Airlines, Inc.; and Reno Air, Inc. (Reno Air agreed to be acquired by AMR, Inc., the parent company of American Airlines, Inc. and, consequently will not be included in the Peer Group in future years). Western Pacific Airlines, Inc. was included in the Peer Group up and until Western Pacific's filing for bankruptcy and ceasing all scheduled operations on February 4, 1998.

                            COMPARISON OF CUMULATIVE TOTAL RETURNS
                            10/31/95   12/31/95     12/31/96    12/31/97     12/31/98       12/31/99
Vanguard Airlines, Inc.     $100.00    $100.00      $ 25.00     $  9.00      $ 17.53        $ 13.48
Peer Group<F1>              $100.00    $105.00      $ 49.62     $ 29.06      $ 27.69        $ 38.65
Nasdaq Stock Market         $100.00    $100.99      $122.70     $149.24      $207.78        $419.09
_________________

<F1> The cumulative total returns for AirTran Holdings, Inc.
     prior to the merger have been averaged with the pre-merger cumulative total returns for ValuJet, Inc. and Airways Corp. to create one cumulative total return for the purposes of creating the Peer group as an index for comparison in 1999 and in future proxy statements.

     The following graph compares the total return on the common stock of our Company with the total return of the Nasdaq National
Market Index and the Peer Group for the period from October 31, 1995 through December 31, 1999.

                             [graph]

         VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     The table below sets forth certain information, as of April 1, 2000, regarding the beneficial ownership of the issued and outstanding shares of our Company's common stock and preferred stock by (i) each person known to the board of directors to own beneficially 5% or more of the aggregate shares of common stock outstanding, (ii) each director of our Company, (iii) each Named Executive Officer of our Company, and (iv) the executive officers and directors of our Company as a group. With respect to all matters submitted to a vote of the stockholders, the holders of common stock are entitled to one vote per share and the holders of the preferred stock are entitled to four votes per share.
Each share of preferred stock is convertible into four shares of common stock at the option of the holder. All information with respect to beneficial ownership has been furnished by the respective directors, officers or 5% or more stockholders, as the case may be.


                                         AMOUNT AND NATURE             PERCENTAGE
                                            OF BENEFICIAL               OF SHARES
                                           OWNERSHIP<F1>              OUTSTANDING<F1>
NAME                                    COMMON      PREFERRED       COMMON    PREFERRED
Hambrecht & Quist Group
  and affiliated entities<F2>         7,173,295           -         42.0 %         -
William R. Hambrecht<F3>              9,405,334       151,160       52.7 %        50 %
J. F. Shea Company, Inc. and
  affiliated entities<F4>             4,297,978       151,200       22.8 %        50 %
Robert J. Spane<F5>                   1,125,661           -          6.6 %         -
Lee M. Gammill, Jr.<F6>                  45,000           -            *           -
Denis T. Rice<F7>                        45,000           -            *           -
Leighton Smith<F8>                       45,000           -            *           -
Brian S. Gillman<F9>                    184,901           -            *           -
James E. Eckart                               -           -            -           -
William A. Garrett                            -           -            -           -
William F. McKinney<F10>                176,241           -            *           -
All current directors and
  executive officers as a group       1,985,781           -          11.6%         -
(11 persons)<F11>
_________________

<F*> Represents beneficial ownership of less than 1% of the common stock of our Company.

<F1> Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, which generally attribute beneficial ownership of securities to persons who possess sole or shared voting power and/or investment power with respect to those securities. The persons or entities named in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them, except as noted below. The amount of shares reflected in the table includes options and warrants that are exercisable into shares of common stock within 60 days of the date as of which information is provided in this table. Percentage ownership calculations are based on 17,106,746 shares of common stock outstanding and 60,472 shares of preferred stock outstanding.

<F2> Includes 1,367,856 shares of common stock issuable upon the exercise of outstanding warrants. The business address for each of the entities affiliated with Hambrecht & Quist Group, which include H & Q California, H & Q TSP Investors,
     L. P., H & Q TSP Investors II, L. P. and H & Q London Ventures, L. P. is the office of Hambrecht & Quist, One Bush Street, San Francisco, CA 94104. Hambrecht & Quist Group is an indirect wholly owned subsidiary of The Chase Manhattan Corporation.

<F3> Mr. Hambrecht is the trustee of The 1980 Hambrecht Revocable
     Trust and may be deemed the beneficial owner of common stock held by such trust. Includes 1,300,795 and 400,000 shares of common stock issuable upon the exercise of outstanding warrants which are beneficially owned by H & Q TSP Investors, LP and H & Q TSP Investors II, LP (Mr. Hambrecht is a managing member of the limited liability companies that are the investment general partners of these two partnerships) and H
     & Q London Ventures, LP (Mr. Hambrecht is one of the two general partners of the investment general partners of this partnership) and The 1980 Hambrecht Revocable Trust, respectively. Mr. Hambrecht disclaims beneficial ownership of shares of common stock held by H & Q TSP Investors, LP, H & Q TSP Investors II, LP and H & Q London Ventures,
     LP, except as to the extent of his pecuniary interest therein. Mr. Hambrecht's business address is 550 15th
     Street, San Francisco, California  94103.

<F4> Mr. Edmund Shea, Mr. Peter Shea, Mr. John Shea and Mr. James
     Shontere (collectively, the "Shea Company Stockholders") also may be deemed the beneficial owner of the 3,864,978 shares of common stock owned by J. F. Shea Company, Inc.
     ("Shea Company") by virtue of their stock ownership in Shea Company and their positions as directors and executive officers of the Shea Company. Includes 400,000 shares of common stock issuable upon the exercise of outstanding warrants. In addition, Mr. Edmund Shea may be deemed the beneficial owner of 18,000 shares of common stock owned by E&M R. P. Trust (the "Trust"), of which Mr. Shea is a trustee, 18,000 shares of common stock owned by Siam Partners II, a California limited partnership
     ("Siam"), of which the Trust is the general partner.  Mr.
     Shea disclaims beneficial ownership of the shares of common stock held by Siam, except to the extent of the Trust's
     4.97% interest in Siam.  The business address for Shea
     Company and each of the Shea Company Stockholders is 655
     Brea Canyon Road, Walnut, CA 91789.

<F5> Includes 1,125,661 shares of common stock issuable upon the exercise of stock options.

<F6>  Includes 45,000 shares of common stock issuable upon the exercise of stock options.

<F7> Includes 45,000 shares of common stock issuable upon the exercise of stock options.

<F8> Includes 45,000 shares of common stock issuable upon the exercise of stock options.

<F9> Includes 184,841 shares of common stock issuable upon the exercise of stock options.

<F10> Includes 187,341 shares of common stock issuable upon the exercise of stock options.

<F11> Includes an aggregate of 1,985,697 shares of common stock issuable upon the exercise of stock options.

                        CERTAIN TRANSACTIONS

     On January 17, 1999, J. F. Shea Co., Inc. and The Hambrecht 1980 Revocable Trust agreed to establish a two-year $4.0 million letter of credit on behalf of our Company in favor of our Company's credit card processor in order to reduce required restricted cash balances with such processor. This letter of credit replaces the previously established two year letter of credit that expired on January 18, 1999. In consideration for the establishment of this letter of credit, our Company agreed to issue warrants to purchase up to 800,000 shares of our Company's common stock. The warrants vest over a two year period based upon the amount of the exposure backed by the letter of credit. The exercise price for the warrants is $5.00 per share. Each warrant expires five years from the date of issuance.

                          PROPOSAL TWO

     AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION

GENERAL

     On March 1, 2000, our board of directors unanimously adopted a resolution setting forth a proposed amendment to our Company's restated certificate of incorporation. The proposed amendment would decrease the total number of authorized shares of our Company's capital stock from 202,000,000 shares to 102,000,000 shares and decrease the number of authorized shares of common stock, $0.001 par value, from 200,000,000 shares to 100,000,000 shares. The number of authorized shares of preferred stock, $0.001 par value, would remain 2,000,000 shares.

     The text of the proposed amendment to the restated certificate of incorporation is set forth in Exhibit A hereto.
If the proposed amendment is adopted by the stockholders, our Company will cause a Certificate of Amendment consistent with the text of the amendment set forth in Exhibit A to be filed with the office of the Delaware Secretary of State as promptly as practicable after the Annual Meeting. The description of the proposed amendment contained herein is qualified in its entirety by reference to Exhibit A.

DESCRIPTION OF THE AMENDMENT

     Our Company's restated certificate of incorporation, as currently in effect, provides that our Company is authorized to issue 202,000,000 shares of capital stock, consisting of 200,000,000 shares of common stock, $0.001 par value, and 2,000,000 shares of preferred stock, $0.001 par value. On March 1, 2000 our board of directors authorized an amendment to the restated certificate of incorporation to decrease the authorized shares of our Company's capital stock from 202,000,000 shares to 102,000,000 shares. This would be accomplished by decreasing the number of authorized shares of our Company's common stock from 200,000,000 shares to 100,000,000 shares. Our Company's preferred stock would remain at 2,000,000 shares. Our stockholders are being asked to approve such amendment to the restated certificate of incorporation at the Annual Meeting.

     Our Company currently has 202,000,000 authorized shares of capital stock. As of April 1, 2000, ________ shares of common stock and 302,362 shares of preferred stock were issued and outstanding, which shares of preferred stock are convertible into 1,209,448 shares of common stock. In addition, as of April 1, 2000, 386,433 shares of common stock were reserved for future grant or issuance upon the exercise of outstanding options under our Company's employee benefit plans. In addition to the options reserved under our Company's employee benefit plans, as of April 1, 2000 there were outstanding options for 1,709,800 shares of common stock and warrants for 7,038,563 shares of common stock.

PURPOSES AND EFFECTS OF THE PROPOSED AMENDMENT

     The principal purpose of the proposed amendment to the restated certificate of incorporation is to decrease the number of authorized shares of common stock in order to reduce the annual franchise tax currently assessed on the corporation by the State of Delaware, the jurisdiction of our Company's incorporation. In Delaware, the franchise taxes paid by our Company are determined by a formula, taking into account our Company's authorized shares of common stock and preferred stock. Our Company's decision, with stockholder approval at the last annual meeting, to complete a one-for-five reverse stock split has significantly reduced the number of shares outstanding. Due to the significant number of shares presently authorized by our Company's restated certificate of incorporation, our Company believes that its present franchise tax obligations are inordinately high relative to our Company's size and foreseeable needs.

     Our board of directors does not anticipate that the number of shares by which our total authorized capital stock would be decreased will be required in connection with any presently foreseeable offerings of equity securities by our Company. If any additional authorized shares are so required, a proposed increase will be submitted to our Company's stockholders. The Board believes that the proposed amendment will bring long-term advantage to our Company and its stockholders by the reduction of annual franchise tax expenses.

     The proposed amendment will result in no change in ownership. Each stockholder will hold the same percentage of the outstanding shares of common stock or preferred stock.

REQUIRED VOTE

     The adoption of the proposed amendment to the restated certificate of incorporation of our Company requires approval by a majority of the votes cast at the Annual Meeting.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSED
AMENDMENT TO OUR COMPANY'S RESTATED CERTIFICATE OF INCORPORATION
TO DECREASE THE NUMBER OF SHARES OF AUTHORIZED CAPITAL STOCK.

                         PROPOSAL THREE

APPROVAL TO ADOPT THE VANGUARD AIRLINES, INC. 2000 STOCK OPTION PLAN

GENERAL

     Our Company's board of directors has unanimously adopted the Vanguard Airlines, Inc. 2000 Stock Option Plan and has recommended that the stockholders of our Company approve the Plan. The aggregate number of shares of common stock, $0.001 par value, of our Company that may be issued pursuant to the exercise of options granted under the Plan is limited to 2,000,000 shares, subject to increase or decrease in the event of any change in our Company's capital structure. See "Dilution or Enlargement." Our Company currently intends to register the shares of common stock underlying options on Form S-8 under the Securities Act of 1933 and any applicable state securities laws.

PURPOSE

     The purpose of the Plan is to encourage selected employees and directors of, and consultants to, our Company and its affiliates to participate in the ownership of our Company, to attract and retain the services of selected persons who serve our Company and its affiliates as employees, directors and consultants, and to provide additional incentive for those persons to promote the success of the business of our Company and its affiliates through sharing in the future growth of such business.

ELIGIBLE PARTICIPANTS

     Options granted under the Plan intended to qualify as "incentive stock options" under section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), may be granted under the Plan only to employees of our Company or of any of its affiliates. Options granted under the Plan not intended to so qualify under the Code may be granted under the Plan only to employees of our Company or of any of its affiliates, members of our Company's board of directors, and persons engaged by our Company or any of its affiliates to render consulting services.

     No option may be granted under the Plan to any person who, immediately before the option is granted, owns (either directly or by application of the rules contained in section 424(d) of the
Code) stock possessing more than ten percent of the total combined voting power of all classes of stock of our Company or of any of its affiliates. Such stock ownership limitation shall not apply, however, if at the time the option is granted (i) the option exercise price is at least 110 percent of the fair market value (as defined in the Plan) of the shares of the common stock subject to the option, and (ii) the option will expire by its terms no later than five years from the date on which it is granted.

     The aggregate fair market value of shares of common stock for which a person may be granted options under the Plan has no limit. However, no person presently shall be eligible to be granted options exercisable with respect to more than 200,000 shares of common stock in any calendar year.

ADMINISTRATION OF THE PLAN

     The Plan currently is administered by our Company's board of directors. Our Company's board of directors is permitted, however, to delegate its discretionary authority over the Plan to a committee (the "Committee") composed of not less than two members of the board of directors who qualify as "disinterested persons." The board of directors (or the Committee) is authorized to construe, interpret and administer the Plan and the options granted thereunder, and from time to time to adopt such rules and regulations for carrying out the Plan as it may choose. Subject to the terms, conditions and provisions of the Plan, the Committee has exclusive authority to (i) select the key employees to whom options will be granted, (ii) determine the number of shares subject to each option, (iii) determine the time or times when options will be granted, (iv) determine the option price of shares subject to each option, (v) determine the time when each option may be exercised, and (vi) fix such other provisions of each incentive stock option agreement as the Committee may deem necessary or desirable, consistent with the terms of the Plan.

TERMS OF OPTIONS

     The board of directors (or the Committee) is authorized to establish the terms which will govern each option granted under the Plan, provided that such terms are consistent with the terms, provisions and conditions of the Plan. There is no obligation to grant any two options on the same terms, and options granted at the same time to different individuals or at different times to the same individual may have different terms. The period during which each option granted under the Plan may be exercised is fixed by the board of directors (or the Committee) at the time such option is granted. The maximum period during which an option is exercisable is ten years from the date that it is granted.

     Except as provided below with respect to termination of employment or relationship, disability or death of the optionee, options granted under the Plan may be exercised only by persons who are then employed or engaged as a director of or consultant to our Company or any of its affiliates and who have been so employed or engaged at all times since the date on which such options were granted. See "Withdrawal From the Plan."

PRICE

     No consideration is paid to our Company by any optionee in exchange for the grant of an option. The exercise price at which shares of our common stock may be purchased under an option granted pursuant to the Plan shall be determined by the board of directors (or the Committee), but in no event will the exercise price be less than the greater of (i) the par value thereof, or
(ii) in the case of incentive stock options, 100 percent of the fair market value of such shares on the date that the option is granted, and in the case of nonstatutory options, 85 percent of the fair market value of such shares on the date that the option is granted. For purposes of the Plan, the fair market value of shares of common stock on the date that the option is granted will be the mean between the bid and asked prices for common stock on the last market trading day prior to such date of grant.

PAYMENT FOR SHARES

     The exercise of any option will be contingent upon receipt by our Company of (i) written notice of the number of shares with respect to which the optionee is exercising an option and (ii) the full option exercise price for the shares of common stock. Such payment for the shares may be made in cash at the time of exercise, or, at the discretion of the board of directors (or the Committee) and to the extent permitted by applicable law, in other shares of common stock according to a deferred payment or other arrangement, or other consideration acceptable to the board of directors (or the Committee).

SHARES AVAILABLE FOR OPTIONS

     The shares of common stock to be delivered upon exercise of options under the Plan will be made available, at the discretion of our Company's board of directors, from either our Company's authorized but unissued shares of common stock or any shares of common stock held by our Company as treasury shares. Shares of common stock subject to options granted under the Plan which expire or terminate without being exercised in full become available, to the extent unexercised, for future grants under the Plan. The per share market value of the common stock on April 1, 2000, computed by reference to the last sale price of the common stock, was $________.

DILUTION OR ENLARGEMENT

     In the event that there is any change in the capital structure of our Company, including but not limited to a change resulting from a stock dividend, stock split, reorganization, merger, consolidation, liquidation or any combination or exchange of shares of common stock, the number of shares of common stock subject to an option under the Plan which remains unexercised, and the number of shares of common stock subject to the Plan, will be subject to increase or decrease in order to prevent dilution or enlargement. The option exercise price also will be adjusted upon the occurrence of any of such events so that there will be no change in the aggregate option exercise price payable upon the exercise of the option.

RESTRICTIONS ON RESALE

     Any person acquiring shares of common stock pursuant to the exercise of an option under the Plan may resell such shares without restriction, unless such person is an "affiliate" of our Company. "Affiliates" of our Company (i.e., persons who are deemed to directly or indirectly control our Company, including executive officers and directors of our Company) who acquire shares pursuant to the exercise of an option granted under the Plan may resell such shares only if such shares are either (i) registered under the Securities Act of 1933, as amended, and any applicable state securities laws, or (ii) exemptions from registration under the Securities Act and applicable state securities laws are available.

     Rule 144 under the Securities Act provides an exemption from registration under that Act if all of its conditions are met. Under Rule 144 as currently in effect, a person who has beneficially owned shares of our common stock for at least one year would be entitled to sell within any three month period a number of shares that does not exceed the greater of:

     - 1% of the number of shares of common stock then outstanding; and

     - the average weekly trading volume of the common stock during the four calendar weeks preceding the filing of a notice on Form 144 with respect to such sale.

     Sales under Rule 144 also are subject to certain manner of sale provisions and notice requirements and to the availability of current public information about us.

     Our Company is subject to Section 16 of the Securities Exchange Act of 1934, which permits the recovery by our Company of any profit realized by any officer, director or beneficial owner of more than ten percent of the outstanding shares of common stock from each purchase and sale, or sale and purchase, of common stock within any period of less than six months. Under Rule 16b-3 of the Exchange Act, such persons are prohibited from selling shares of common stock within six months of the option grant unless the option grant was approved by the shareholders or by the board of directors (or a committee of two or more "non-employee directors"). It is anticipated that all grants of options under the Plan will be approved in that manner and therefore the six-month restriction period under Rule 16b-3 will not be applicable. If the six-month period were to be applicable, however, sales of shares of common stock by officers, directors and ten percent shareholders within the six month period would be subject to the short-swing profit recovery provisions of Section 16(b).

FEDERAL INCOME TAX CONSEQUENCES

     INCENTIVE STOCK OPTIONS Incentive stock options granted under the Plan are intended to qualify as "incentive stock options" under section 422(b) of the Code. Generally, an optionee incurs no federal income tax liability at the time of a grant of an incentive stock option under the Plan or upon exercise of an incentive stock option granted under the Plan; however, as explained below, an optionee may incur alternative minimum tax consequences upon the exercise of an incentive stock option.

     Upon the sale of stock received pursuant to the exercise of an incentive stock option granted under the Plan, other than a sale of stock which is a "disqualifying disposition," as defined below, an optionee will recognize either (1) a taxable gain equal to the excess of the amount realized from the sale over the optionee's basis in the shares, or (2) a taxable loss equal to the excess of the optionee's basis in the shares over the amount realized from the sale. The basis in shares received upon exercise of an incentive stock option granted under the Plan will be the amount paid for those shares, or, if the incentive stock option was exercised by exchanging shares of common stock for the new shares, the basis in the shares surrendered in the exchange.

     Gain or loss from the sale of stock received upon exercise of an incentive stock option granted under the Plan, other than a sale of stock which is a "disqualifying disposition," as defined below, will be considered gain or loss from the sale of a capital asset. Losses from sales of capital assets are subject to limitations based upon the amount and nature of the taxpayer's other income, deductions, gains and losses.

     A "disqualifying disposition" of shares received pursuant to the exercise of an incentive stock option occurs if the optionee disposes of such shares within two years from the date of the granting of the option or within one year after the transfer of the shares to such optionee, unless such disposition is (i) a transfer from a decedent to an estate or a transfer by bequest or inheritance, (ii) an exchange to which section 354, section 355, section 356 or section 1036 of the Code (or so much of section 1031 as relates to section 1036) applies, or (iii) a mere pledge or hypothecation. In the event of a "disqualifying disposition," the optionee generally will realize ordinary income in the year of the "disqualifying disposition" in an amount equal to the difference between the fair market value of the shares on the date of exercise and the exercise price. If the disposition is one in which a loss, if sustained, would be recognized by the optionee, the amount recognized as taxable income is the excess, if any, of the amount realized on the sale over the basis of the shares sold.

     Upon expiration of any incentive stock option, no taxable income will be recognized by the optionee whose option has expired and was not exercised.

     There are generally no Federal income tax consequences to a Company upon the issuance or exercise of incentive stock options. If the optionee makes a "disqualifying disposition," however, our Company may deduct an amount equal to the amount that the optionee recognizes as compensation income due to the disqualifying disposition, provided our Company satisfies applicable information reporting and income and payroll tax withholding requirements.

     If the stock received pursuant to the exercise of an incentive stock option granted under the Plan is freely transferable or not subject to a substantial risk of forfeiture, then the excess, if any, of the fair market value of such stock (determined without regard to any restriction other than a restriction which by its term will never lapse) over the amount paid for such stock is included in the determination of alternative minimum taxable income in the year of exercise. If the stock received pursuant to the exercise of an incentive stock option granted under the Plan is not freely transferable and is subject to a substantial risk of forfeiture, then the excess, if any, of the fair market value of such stock (determined as above) over the amount paid for such stock is included in the determination of alternative minimum taxable income in the year in which such stock becomes freely transferable or is no longer subject to a substantial risk of forfeiture, whichever of those two events first occurs. Special rules apply for purposes of determining whether stock received pursuant to the exercise of an incentive stock option granted under the Plan is freely transferable or subject to a substantial risk of forfeiture. These rules may impact the determination of alternative minimum taxable income for optionees whose sale of such stock at a profit could subject the optionee to suit under section 16(b) of the Exchange Act and in certain other circumstances.

     For purposes of computing the alternative minimum income tax in the year of sale, the basis in the shares sold is increased by the amount included in the determination of alternative minimum taxable income in the year the incentive stock option was exercised. If stock received pursuant to the exercise of an incentive stock option granted under the Plan is sold in the same taxable year in which the option was exercised then the amount includible in the determination of alternative minimum taxable income cannot exceed the excess (if any) of the amount realized on the sale less the optionee's adjusted basis in such stock.

     NONSTATUTORY OPTIONS An optionee will, generally, not recognize any taxable income at the time of a grant of a nonstatutory option under the Plan.

     Generally, under section 83 of the Code an optionee will recognize ordinary income on the exercise of a nonstatutory option granted under the Plan provided the stock received by the optionee is freely transferable or is not subject to a substantial risk of forfeiture. If the shares received pursuant to the exercise of a nonstatutory option granted under the Plan are freely transferable or not subject to a substantial risk of forfeiture, an optionee will recognize ordinary income on the date of exercise of an option equal to the amount by which the fair market value of the shares of common stock acquired pursuant to the exercise of the option on the date of exercise exceeds the exercise price. However, shares received upon exercise of a nonstatutory option granted under the Plan held by a person who could be subject to suit under section 16(b) of the Securities Exchange Act of 1934 if the stock were sold at a profit would be considered to be "subject to a substantial risk of forfeiture" and "not transferable" under section 83 of the Code until such time as the optionee is no longer subject to suit under section 16(b) of the Securities Exchange Act. Persons who could be subject to suit under section 16(b) of the Securities Exchange Act (hereinafter referred to as "Insiders") include officers and directors of our Company and any stockholder who is a beneficial owner of more than 10% of any class of our Company's equity securities. Special rules apply for purposes of determining the time at which income which must be recognized by Insiders granted nonstatutory options under the Plan as described below.

     The grant of a nonstatutory option to an Insider under the Plan will be treated as the immediate purchase of the underlying shares for purposes of section 16(b) of the Securities Exchange Act, and, in general, the exercise of a nonstatutory option is not considered a purchase matchable with a sale under section 16(b). As a result, an Insider who exercises a nonstatutory option under the Plan when the option has been outstanding for at least six months will recognize taxable income on the date of exercise equal to the difference between the fair market value of the shares subject to the option and the amount paid for the shares. If a nonstatutory option is exercised by an Insider within six months of the date of grant, the optionee will generally recognize ordinary income on the expiration of six months from the date of grant in an amount equal to the difference between the fair market value of the option shares on the date the six-month period expires and the amount paid for such shares on exercise. If, however, at the time a nonstatutory option is exercised, the exercise price exceeds the fair market value of the shares subject to the option, then, regardless of the time of the exercise, the acquisition of shares pursuant to the exercise of the option is treated as a matchable purchase under section 16(b) of the Securities Exchange Act. Accordingly, an Insider who exercises a nonstatutory option at a time when the exercise price exceeds the fair market value of the shares subject to the option will recognize ordinary income on the date which is six months from the date of exercise equal to the amount by which the fair market value of such shares on expiration of the six-month period exceeds the exercise price.

     An optionee who is an Insider and who exercises a nonstatutory option prior to the expiration of the six-month period beginning on the date the option is granted or an optionee who exercises an option at any time when the exercise price of such option exceeds the fair market value of the shares subject to option may, however, elect to be taxed at the time of exercise on the difference between the fair market value of the shares on the date of exercise and the exercise price, even though such optionee could be subject to suit under section 16(b), if the optionee elects, in a timely manner, to be so treated under section 83(b) of the Code and the regulations thereunder. Any optionee considering a section 83(b) election should consult his or her tax advisor as to the consequences of, and manner of making, the election.

     Upon expiration of any nonstatutory option, no taxable income will be recognized by the optionee whose option has expired and was not exercised.

     Upon the sale of stock received pursuant to the exercise of a nonstatutory option under the Plan, an optionee will recognize either a taxable gain equal to the excess of the amount realized from the sale over the basis in the shares, or a taxable loss equal to the excess of the basis in the shares over the amount realized from the sale. The basis in shares received upon exercise of a nonstatutory option under the Plan generally will be the fair market value of the shares at the time of exercise. Gain or loss from the sale of such stock will be considered gain or loss from the sale of a capital asset if the shares are held for investment purposes. Losses from sales of capital assets are subject to limitations based upon the amount and nature of the taxpayer's other income, deductions, gains and losses.

     There are no Federal Income tax consequences to a company upon the granting of nonstatutory options under the Plan. When an optionee exercises a nonstatutory option, however, our Company is entitled to a deduction equal to the amount included in the gross income of the optionee as a result of the optionee's exercise of the nonstatutory option, provided our Company satisfies applicable information reporting and income and payroll tax withholding requirements.

     The Plan is not one which can be qualified under section
401(a) of the Code.

     THE FEDERAL INCOME TAX CONSEQUENCES DESCRIBED ABOVE ARE FOR GENERAL INFORMATION ONLY. NO INFORMATION IS PROVIDED AS TO STATE, LOCAL OR FOREIGN TAX CONSEQUENCES OF THE ACQUISITION OR EXERCISE OF OPTIONS GRANTED UNDER THE PLAN OR THE SALE OF SHARES OF COMMON STOCK ACQUIRED UPON SUCH EXERCISE. EACH OPTIONEE SHOULD CONSULT HIS OR HER OWN TAX ADVISOR AS TO THE SPECIFIC FEDERAL INCOME TAX CONSEQUENCES AND AS TO THE SPECIFIC CONSEQUENCES UNDER STATE, LOCAL AND FOREIGN TAX LAWS.

EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974

     The Plan is not subject to any provision of the Employee
Retirement Income Security Act of 1974, as amended.

WITHDRAWAL FROM THE PLAN

     TERMINATION OF EMPLOYMENT OR RELATIONSHIP. If a person to whom options are granted under the Plan ceases to be employed or engaged as a director of or consultant to our Company or any of its affiliates for any reason other than death or disability, any option or unexercised portion thereof granted to him under the Plan that is otherwise exercisable will terminate unless it is exercised within three months (or longer or shorter period (not less than 30 days) specified in the applicable stock option agreement) of the date on which such person ceased to be so employed or engaged (but in no event later than the expiration date of the option specified in the applicable stock option agreement). The Plan does not, nor will any stock option agreement issued pursuant to the Plan, confer upon any optionee any right with respect to continuance of employment or other relationship by our Company or any of its affiliates.

     DISABILITY OF OPTIONEE. If a person to whom options are granted under the Plan ceases to be employed or engaged as a director of or consultant to our Company or any of its affiliates as a result of such person's disability, any option or unexercised portion thereof granted to him under the Plan that is otherwise exercisable will terminate unless it is exercised within twelve months (or such longer or shorter period (not less than six months) specified in the applicable stock option agreement) of the date on which such person ceased to be so employed or engaged (but in no event later than the expiration date of such option specified in the applicable stock option agreement).

DEATH OF OPTIONEE

     In the event a person to whom options are granted under the Plan dies while he is an employee, director of or consultant to our Company or any of its affiliates (or within a period specified in the applicable stock option agreement after the date on which such person ceases to be so employed or engaged) any option or unexercised portion thereof granted to him under the Plan that is otherwise exercisable may be exercised by the person or persons to whom the optionee's rights under the option pass by operation of the optionee's will or the laws of descent and distribution, at any time within 18 months (or such longer or shorter period (not less than six months) specified in the applicable stock option agreement) following the date of death (but in no event later than the expiration date of the option as specified in the applicable stock option agreement).

TERMINATION OF THE PLAN

     The Plan will terminate on February 24, 2010, except as to options then outstanding under the Plan. Options which are outstanding on the date of such termination shall remain in effect until they have been exercised or have expired.

ASSIGNMENT

     An incentive stock option granted pursuant to the Plan shall not be transferable or assignable by the optionee other than by will or the laws of descent and distribution, and during the lifetime of the optionee the option shall be exercisable only by the optionee. A nonstatutory option granted pursuant to the Plan shall not be transferable or assignable by the optionee other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order satisfying applicable Securities and Exchange Commission Rules, and during the lifetime of the optionee the option shall be exercisable only by the optionee (or by the transferee pursuant to such a qualified domestic relations order).

PLAN BENEFITS

     As of April 1, 2000, our Company had not granted options to purchase any shares of common stock pursuant to the Plan. The number and dollar amount of benefits that will be received by or allocated to each officer named in the Summary Compensation Table under "Executive Compensation and Other Information--Executive Compensation" in Item 1, all executive officers as a group, all directors who are not executive officers as a group, and all employees, including officers who are not executive officers, as a group under the Plan therefore are not currently determinable.

REQUIRED VOTE

     The approval of the Vanguard Airlines, Inc. 2000 Stock
Option Plan requires approval by a majority of the votes cast at the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF OUR
2000 INCENTIVE STOCK OPTION PLAN.

                          PROPOSAL FOUR

      RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS

     The board of directors has selected the independent certified public accounting firm of Ernst & Young LLP as our Company's independent auditors to audit the financial statements of our Company for the year ending December 31, 2000. Ernst &
Young has served as auditors for our Company since 1994.

     It is expected that a representative of Ernst & Young will be present at the Annual Meeting. Such representative will have the opportunity to make a statement, if he or she desires to do so, and also will be available to respond to appropriate questions.

     Submission of the selection of the independent auditors to the shareholders for ratification will not limit the authority of the board of directors to appoint another independent certified public accounting firm to serve as independent auditors if the present auditors resign or their engagement otherwise is terminated. Stockholder ratification of the board of directors' selection of Ernst & Young as our Company's independent auditors is not required by any statute or regulation or by our Company's bylaws. Nevertheless, if the stockholders do not ratify the selection of Ernst & Young at the Annual Meeting, the selection of independent auditors for the current year will be reconsidered by the board of directors.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF THE SELECTION OF ERNST & YOUNG.

     SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires our Company's directors and executive officers, and persons who own more than 10% of a registered class of our Company's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock and other equity securities of our Company. Executive officers, directors and holders of 10% or more of our Company's equity securities are required by Securities and Exchange Commission regulations to furnish our Company with copies of all Section 16(a) reports they file.

     Based solely on a review of the copies of such reports furnished to our Company and written representations that no other reports were required, our Company believes that during the year ended December 31, 1999, all Section 16(a) filing requirements applicable to its executive officers, directors and holders of 10% or more of our Company's equity securities were complied with.

                  OTHER BUSINESS OF THE MEETING

     The board of directors is not aware of, and does not intend to present, any matter for action at the Annual Meeting other than those referred to in this proxy statement. If, however, any other matter properly comes before the Annual Meeting or any adjournment, it is intended that the holders of the proxies solicited by the board of directors will vote on such matters in their discretion in accordance with their best judgment.

                      FINANCIAL STATEMENTS

     Our Company's Annual Report to Stockholders, containing consolidated financial statements for the year ended December 31, 1999, is being mailed with this proxy statement to all shareholders entitled to vote at the Annual Meeting. Such Annual Report is not to be regarded as proxy solicitation material.

     A COPY OF OUR COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1999, EXCLUDING EXHIBITS, WILL BE FURNISHED WITHOUT CHARGE TO ANY STOCKHOLDER OF RECORD AS OF APRIL 4, 1999, UPON WRITTEN REQUEST TO BRIAN GILLMAN, VANGUARD AIRLINES, INC., 533 MEXICO CITY AVENUE, KANSAS CITY, MISSOURI 64153. Our Company will provide a copy of any exhibit to the Form 10-K to any such person upon written request and the payment of our Company's reasonable expenses in furnishing such exhibits.

                       GENERAL INFORMATION

ADVANCE NOTIFICATION OF STOCKHOLDER PROPOSALS

     To permit our Company and its stockholders to deal with stockholders' proposals in an informed and orderly manner, the Bylaws of our Company require that for business to be properly brought before an annual stockholders' meeting, the Secretary of our Company must have received prior written notice of such business not later than 60 days prior to the first anniversary of the preceding year's annual meeting. The notice to the Secretary must set forth as to each matter: (i) a brief description of proposed business to be brought before the annual meeting; (ii) a representation that such stockholder is a holder of record of stock entitled to vote on the business proposed by such stockholder and intends to appear in person or by proxy at the meeting to present the proposed business to be brought before the meeting; (iii) the name and address of the stockholder and of the beneficial owner (as such term is defined under Rule 13d-3 under the Securities Exchange Act of 1934); (iv) a description of the class and number of shares of stock of our Company which are owned beneficially and of record by the stockholder; (v) the reason for conducting such business at the meeting and any material interest of the stockholder or such beneficial owner in such business; and (vi) all other information regarding the proposal which our Company would be required to provide in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission if proxies for the proposal were being solicited by our Company. Because no such notice has been received in a timely manner, the only business that may be properly brought before the Annual Meeting are the matters set forth herein or those brought before the meeting by or at the direction of the board of directors.

     The board of directors does not intend to present any matter for action at the Annual Meeting other than the matters referred to in this proxy statement. If any other matters properly come before the Annual Meeting, it is intended that the holders of the proxies hereby solicited will act in respect of such matters in accordance with their best judgment.

DEADLINE FOR STOCKHOLDER PROPOSALS

     It is anticipated that the 2001 Annual Meeting of Stockholders will be held on May 24, 2001. Any stockholder who intends to present a proposal at the 2001 Annual Meeting must deliver the proposal to our Company at 533 Mexico City Avenue, Kansas City, Missouri 64153, Attention: Secretary by the applicable deadline below:

     - If the stockholder proposal is intended for inclusion in our Company's proxy materials for that meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, our Company must receive the proposal no event later than November 24, 2000. Such proposal must also comply with the other requirements of the proxy solicitation rules of the Securities and Exchange Commission.

     - If the stockholder proposal is to be presented without inclusion in our Company's proxy materials for that meeting, our Company must receive the proposal no event later than March 25, 2001 in accordance with the advance notice provisions of our Company's articles of incorporation and bylaws. See "General Information - Advance Notification of Stockholder Proposals."

     Proxies solicited in connection with the 2001 Annual Meeting of Stockholders will confer on the appointed proxies discretionary voting authority to vote on stockholder proposals that are not presented for inclusion in the proxy materials unless the proposing stockholder notifies our Company by March 25, 2001 that such proposal will be made at the meeting.

                              BY ORDER OF THE BOARD OF DIRECTORS,

                              Brian S. Gillman
                              Vice President, General Counsel
                                and Secretary

April 14, 2000
Kansas City, Missouri

                                                        EXHIBIT A

                     VANGUARD AIRLINES, INC.

                       PROPOSED AMENDMENT
                             TO THE
              RESTATED CERTIFICATE OF INCORPORATION


          RESOLVED, that the Restated Certificate of Incorporation of the Corporation be amended by deleting all of the present Article IV, Section (a) in its entirety and inserting in lieu thereof the following Article IV, Section (a):

          (a) The total number of shares of all classes of stock which the Corporation shall have the authority to issue is one hundred two million (102,000,000) shares, of which (i) one hundred million (100,000,000) shares, of the par value of $0.001 per share, shall be denominated "Common Stock" and (ii) two million (2,000,000) shares, of the par value of $0.001 per share, shall be denominated "Preferred Stock."

                 *         *         *         *

                APPENDIX I -- 2000 STOCK OPTION PLAN

                     VANGUARD AIRLINES, INC.

                     2000 STOCK OPTION PLAN
                    ADOPTED FEBRUARY 24, 2000


1.   PURPOSES.

     (a) The purpose of the Plan is to provide a means by which selected Employees and Directors of and Consultants to the Company, and its Affiliates, may be given an opportunity to purchase stock of the Company.

     (b) The Company, by means of the Plan, seeks to retain the services of persons who are now Employees or Directors of or Consultants to the Company or its Affiliates, to secure and retain the services of new Employees, Directors and Consultants, and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

     (c) The Company intends that the Options issued under the Plan shall, in the discretion of the Board or any Committee to which responsibility for administration of the Plan has been delegated pursuant to subsection 3(c), be either Incentive Stock Options or Nonstatutory Stock Options. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and in such form as issued pursuant to
Section 6, and a separate certificate or certificates will be issued for shares purchased on exercise of each type of Option.

2.   DEFINITIONS.

     (a) "Affiliate" means any parent corporation or subsidiary corporation, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f) respectively, of the Code.

     (b)  "Board" means the Board of Directors of the Company.

     (c)  "Code" means the Internal Revenue Code of 1986, as amended.

     (d) "Committee" means a Committee appointed by the Board in accordance with subsection 3(c) of the Plan.

     (e) "Company" means Vanguard Airlines, Inc., a Delaware corporation.

     (f) "Consultant" means any person, including an advisor, engaged by the Company or an Affiliate to render consulting services and who is compensated for such services, provided that the term
"Consultant" shall not include Directors who are paid only a director's fee by the Company or who are not compensated by the Company for their services as Directors.

     (g) "Continuous Status as an Employee, Director or Consultant" means the employment or relationship as a Director or Consultant is not interrupted or terminated. The Board, in its sole discretion, may determine whether Continuous Status as an Employee, Director or Consultant shall be considered interrupted in the case of: (i) any leave of absence approved by the Board, including sick leave, military leave, or any other personal leave; or (ii) transfers between locations of the Company or between the Company, Affiliates or their successors.

     (h) "Covered Employee" means the Chief Executive Officer and the four (4) other highest compensated officers of the Company.

     (i)  "Director" means a member of the Board.

     (j) "Disinterested Person" means a Director who either (i) was not during the one year prior to service as an administrator of the Plan granted or awarded equity securities pursuant to the Plan or any other plan of the Company or any of its Affiliates entitling the participants therein to acquire equity securities of the Company or any of its Affiliates except as permitted by Rule 16b-3(c)(2)(i); or (ii) is otherwise considered to be a "disinterested person" in accordance with Rule l6b-3(c)(2)(i), or any other applicable rules, regulations or interpretations of the Securities and Exchange Commission.

     (k) "Employee" means any person, including Officers and Directors, employed by the Company or any Affiliate of the Company. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute
"employment" by the Company.

     (l) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     (m) "Fair Market Value" means, as of any date, the value of the common stock of the Company determined as follows:

          (i) If the common stock is listed on any established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ")
System, the Fair Market Value of a share of common stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in common stock) on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Board deems reliable;

         (ii) If the common stock is quoted on the NASDAQ System (but not on the National Market System thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a share of common stock shall be the mean between the bid and asked prices for the common stock on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Board deems reliable;

        (iii) In the absence of an established market for the common stock, the Fair Market Value shall be determined in good faith by the Board.

     (n) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

     (o) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

     (p) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

     (q)  "Option" means a stock option granted pursuant to the Plan.

     (r) "Option Agreement" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

     (s) "Optionee" means an Employee, Director or Consultant who holds an outstanding Option.

     (t) "Outside Director" means a Director who either (i) is not a current employee of the Company or an "affiliated corporation"
(as defined in the Treasury regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an affiliated corporation receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an affiliated corporation at any time, and is not currently receiving compensation for personal services in any capacity other than as a Director, or (ii) is otherwise considered an "outside director" for purposes of Section 162(m) of the Code.

     (u)  "Plan" means this Vanguard Airlines, Inc. 2000 Stock Option
Plan.

     (v) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

3.   ADMINISTRATION.

     (a) The Plan shall be administered by the Board unless and until the Board delegates administration to a Committee, as provided in subsection 3(c).

     (b) The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

          (i) To determine from time to time which of the persons eligible under the Plan shall be granted Options; when and how each Option shall be granted; whether an Option will be an Incentive Stock
Option or a Nonstatutory Stock Option; the provisions of each Option granted (which need not be identical), including the time or times such Option may be exercised in whole or in part; and the number of shares for which an Option shall be granted to each such person.

         (ii) To construe and interpret the Plan and Options granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Option Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

        (iii) To amend the Plan as provided in Section 11.

     (c) The Board may delegate administration of the Plan to a committee composed of not fewer than two (2) members (the "Committee"), all of the members of which Committee shall be Disinterested Persons and may also be, in the discretion of the Board, Outside Directors. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board (and references in this Plan to the Board shall thereafter be to the Committee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. Additionally, prior to the date of the first registration of an equity security of the Company under
Section 12 of the Exchange Act, and notwithstanding anything to the contrary contained herein, the Board may delegate administration of the Plan to any person or persons and the term "Committee" shall apply to any person or persons to whom such authority has been delegated. Notwithstanding anything in this
Section 3 to the contrary, the Board or the Committee may delegate to a committee of one or more members of the Board the authority to grant Options to eligible persons who (i) are not then subject to Section 16 of the Exchange Act and/or (ii) are either (A) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Option, or (B) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code.

     (d) Any requirement that an administrator of the Plan be a Disinterested Person shall not apply (i) prior to the date of the first registration of an equity security of the Company under
Section 12 of the Exchange Act, or (ii) if the Board or the Committee expressly declares that such requirement shall not apply. Any Disinterested Person shall otherwise comply with the requirements of Rule 16b-3.

4.   SHARES SUBJECT TO THE PLAN.

     (a) Subject to the provisions of Section 10 relating to adjustments upon changes in stock, the stock that may be sold pursuant to Options shall not exceed in the aggregate two million (2,000,000) shares of the Company's common stock. If any Option shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the stock not purchased under such Option shall revert to and again become available for issuance under the Plan.

     (b) The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

5.   ELIGIBILITY.

     (a) Incentive Stock Options may be granted only to Employees. Nonstatutory Stock Options may be granted only to Employees, Directors or Consultants.

     (b) A Director shall in no event be eligible for the benefits of the Plan unless at the time discretion is exercised in the selection of the Director as a person to whom Options may be granted, or in the determination of the number of shares which may be covered by Options granted to the Director: (i) the Board has delegated its discretionary authority over the Plan to a Committee which consists solely of Disinterested Persons; or (ii) the Plan otherwise complies with the requirements of Rule 16b-3.
The Board shall otherwise comply with the requirements of Rule
16b-3. This subsection 5(b) shall not apply if the Board or Committee expressly declares that it shall not apply.

     (c) No person shall be eligible for the grant of an Option if, at the time of grant, such person owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of such stock at the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

     (d) No person shall be eligible to be granted Options covering more than two hundred thousand (200,000) shares of the Company's common stock in any calendar year.

6.   OPTION PROVISIONS.

     Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

     (a) TERM. No Option shall be exercisable after the expiration of ten (10) years from the date it was granted.

     (b) PRICE. The exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted. The exercise price of each Nonstatutory Stock Option shall be not less than eighty-five percent (85%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted.

     (c) CONSIDERATION. The purchase price of stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash at the time the Option is exercised, or (ii) at the discretion of the Board or the Committee, either at the time of the grant or exercise of the Option, (A) by delivery to the Company of other common stock of the Company, (B) according to a deferred payment or other arrangement (which may include, without limiting the generality of the foregoing, the use of other common stock of the Company) with the person to whom the Option is granted or to whom the Option is transferred pursuant to subsection 6(d), or (C) in any other form of legal consideration that may be acceptable to the Board.

     In the case of any deferred payment arrangement, interest shall be payable at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement.

     (d)  TRANSFERABILITY.

          (i) INCENTIVE STOCK OPTIONS. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the Incentive Stock Option is granted only by such person.

         (ii) NONSTATUTORY STOCK OPTIONS. A Nonstatutory Stock Option shall not be transferable except by will, by the laws of descent and distribution or, as provided immediately below, to the Optionee's Immediate Family and shall be exercisable during the lifetime of the person to whom the Nonstatutory Stock Option is granted only by such person or any transferee. An Optionee may transfer any portion of a Nonstatutory Stock Option that is then exercisable, for no consideration, to or for the benefit of one or more members of the Optionee's Immediate Family (as defined below), including, without limitation, to a trust for the benefit of one or more members of the Optionee's Immediate Family or to a partnership of and among members of the Optionee's Immediate
Family, in which event the transferee or transferees of such portion shall possess all rights of the Optionee under this Plan with respect to such portion and shall remain subject to all the terms and conditions applicable thereto, including those terms and conditions pursuant to which the exercisability of the Option is related to the continuing employment of the Optionee (not the transferee or transferees) by the Company or its subsidiaries.
The Committee may specify from time to time the procedures applicable to any such transfer and certain limitations relating thereto as may be practical or are necessary to protect the Company's interests. For purposes of this subparagraph (ii), an Optionee's "Immediate Family" means an Optionee's parents, spouse, children, stepchildren, adoptive relationships, sisters, brothers and grandchildren. The Optionee may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionee, shall thereafter be entitled to exercise the Option.

     (e) VESTING. The total number of shares of stock subject to an Option may, but need not, be allotted in periodic installments
(which may, but need not, be equal). The Option Agreement may provide that from time to time during each of such installment periods, the Option may become exercisable ("vest") with respect to some or all of the shares allotted to that period, and may be exercised with respect to some or all of the shares allotted to such period and/or any prior period as to which the Option became vested but was not fully exercised. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options may vary but in each case will provide for vesting of at least twenty percent (20%) per year of the total number of shares subject to the Option. The provisions of this subsection 6(e) are subject to any Option provisions governing the minimum number of shares as to which an Option may be exercised.

     (f) SECURITIES LAW COMPLIANCE. The Company may require any Optionee, or any person to whom an Option is transferred under subsection 6(d), as a condition of exercising any such Option,
(i) to give written assurances satisfactory to the Company as to the Optionee's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters, and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Option;
and (ii) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the Option for such person's own account and not with any present intention of selling or otherwise distributing the stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (A) the issuance of the shares upon the exercise of the Option has been registered under a then currently effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), or (B) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the stock.

     (g) TERMINATION OF EMPLOYMENT OR RELATIONSHIP AS A DIRECTOR OR CONSULTANT. In the event an Optionee's Continuous Status as an Employee, Director or Consultant terminates (other than upon the Optionee's death or disability), the Optionee may exercise his or her Option (to the extent that the Optionee was entitled to exercise it at the date of termination) but only within such period of time ending on the earlier of (i) the date three (3) months after the termination of the Optionee's Continuous Status as an Employee, Director or Consultant (or such longer or shorter period, which in no event shall be less than thirty (30) days, specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionee does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

     (h) DISABILITY OF OPTIONEE. In the event an Optionee' s Continuous Status as an Employee, Director or Consultant terminates as a result of the Optionee's disability, the Optionee may exercise his or her Option (to the extent that the Optionee was entitled to exercise it at the date of termination), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination (or such longer or shorter period, which in no event shall be less than six (6) months, specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

     (i) DEATH OF OPTIONEE. In the event of the death of an Optionee during, or within a period specified in the Option after the termination of, the Optionee's Continuous Status as an Employee, Director or Consultant, the Option may be exercised (to the extent the Optionee was entitled to exercise the Option at the date of death) by the Optionee's estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the option upon the Optionee's death pursuant to subsection 6(d), but only within the period ending on the earlier of (i) the date eighteen (18) months following the date of death (or such longer or shorter period, which in no event shall be less than six (6) months, specified in the Option Agreement), or (ii) the expiration of the term of such Option as set forth in the Option Agreement. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

     (j) EARLY EXERCISE. The Option may, but need not, include a provision whereby the Optionee may elect at any time while an Employee, Director or Consultant to exercise the Option as to any part or all of the shares subject to the Option prior to the full vesting of the Option. Any unvested shares so purchased shall be subject to a repurchase right in favor of the Company, with the repurchase price to be equal to the original purchase price of the stock, or to any other restriction the Board determines to be appropriate; provided, however, that (i) the right to repurchase at the original purchase price shall lapse at a minimum rate of twenty percent (20%) per year over five (5) years from the date the Option was granted, and (ii) such right shall be exercisable only (A) within the ninety (90) day period following the termination of employment or the relationship as a Director or Consultant or (B) such longer period as may be agreed to by the Company and the Optionee (for example, for purposes of satisfying the requirements of Section 1202(c)(3) of the Code (regarding "qualified small business stock")), and (iii) such right shall be exercisable only for cash or cancellation of purchase money indebtedness for the shares. Should the right of repurchase be assigned by the Company, the assignee shall pay the Company cash equal to the difference between the original purchase price and the stock's Fair Market Value if the original purchase price is less than the stock's Fair Market Value.

     (k) WITHHOLDING. To the extent provided by the terms of an Option Agreement, the Optionee may satisfy any federal, state or local tax withholding obligation relating to the exercise of such Option by any of the following means or by a combination of such means: (i) tendering a cash payment; (ii) authorizing the Company to withhold shares from the shares of the common stock otherwise issuable to the participant as a result of the exercise of the Option; or (iii) delivering to the Company owned and unencumbered shares of the common stock of the Company.

7.   COVENANTS OF THE COMPANY.

     (a) During the terms of the Options, the Company shall keep available at all times the number of shares of stock required to satisfy such Options.

     (b) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the Options; provided, however, that this undertaking shall not require the Company to register under the Securities Act either the Plan, any Option or any stock issued or issuable pursuant to any such Option. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such Options unless and until such authority is obtained.

8.   USE OF PROCEEDS FROM STOCK.

     Proceeds from the sale of stock pursuant to Options shall constitute general funds of the Company.

9.   MISCELLANEOUS.

     (a) Neither an Optionee nor any person to whom an Option is transferred under subsection 6(d) shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such Option unless and until such person has satisfied all requirements for exercise of the Option pursuant to its terms.

     (b) Nothing in the Plan or any instrument executed or Option granted pursuant thereto shall confer upon any Employee, Director, Consultant or Optionee any right to continue in the employ of the Company or any Affiliate (or to continue acting as a Director or Consultant) or shall affect the right of the Company or any Affiliate to terminate the employment or relationship as a Director or Consultant of any Employee, Director, Consultant or Optionee with or without cause.

     (c) To the extent that the aggregate Fair Market Value (determined at the time of grant) of stock with respect to which Incentive Stock Options granted after 1986 are exercisable for the first time by any Optionee during any calendar year under all plans of the Company and its Affiliates exceeds one hundred thousand dollars ($l00,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

     (d) (i) The Board or the Committee shall have the authority to effect, at any time and from time to time (A) the repricing of any outstanding Options under the Plan and/or (B) with the consent of the affected holders of Options, the cancellation of any outstanding Options and the grant in substitution therefor of new Options under the Plan covering the same or different numbers of shares of Common Stock, but having an exercise price per share not less than eighty-five percent (85%) of the Fair Market Value
(one hundred percent (100%) of the Fair Market Value in the case of an Incentive Stock Option or, in the case of a ten percent
(10%) stockholder (as defined in subsection 5(c)), not less than one hundred and ten percent (110%) of the Fair Market Value) per share of Common Stock on the new grant date.

          (ii) Shares subject to an Option canceled under this subsection 9(d) shall continue to be counted against the maximum award of Options permitted to be granted pursuant to subsection 5(d) of the Plan. The repricing of an Option under this subsection 9(d), resulting in a reduction of the exercise price, shall be deemed to be a cancellation of the original Option and the grant of a substitute Option; in the event of such repricing, both the original and the substituted Options shall be counted against the maximum awards of Options permitted to be granted pursuant to subsection 5(d) of the Plan. The provisions of this subsection
9(d) shall be applicable only to the extent required by Section
162(m) of the Code.

     (e) This Plan shall be governed by and construed in accordance with the internal laws of the State of Missouri without regard to any principles of Missouri conflicts or choice of law.

10.  ADJUSTMENTS UPON CHANGES IN STOCK.

     (a) If any change is made in the stock subject to the Plan, or subject to any Option (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the Plan and outstanding Options will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan and the class(es) and number of shares and price per share of stock subject to outstanding Options.

     (b) In the event of: (i) a merger or consolidation in which the Company is not the surviving corporation or (ii) a reverse merger in which the Company is the surviving corporation but the shares of the Company's common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise then to the extent permitted by applicable law: (A) any surviving corporation shall assume any Options outstanding under the Plan or shall substitute similar Options for those outstanding under the Plan, or (B) such Options shall continue in full force and effect. In the event any surviving corporation refuses to assume or continue such Options, or to substitute similar options for those outstanding under the Plan, then such Options shall be terminated if not exercised prior to such event. In the event of a dissolution or liquidation of the Company, any Options outstanding under the Plan shall terminate if not exercised prior to such event.

11.  AMENDMENT OF THE PLAN.

     (a) The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 10 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company within twelve (12) months before or after the adoption of the amendment, where the amendment will:

          (i) Increase the number of shares reserved for Options under the Plan;

         (ii) Modify the requirements as to eligibility for participation in the Plan (to the extent such modification requires stockholder approval in order for the Plan to satisfy the requirements of
Section 422 of the Code); or

        (iii) Modify the Plan in any other way if such modification requires stockholder approval in order for the Plan to satisfy the requirements of Section 422 of the Code or to comply with the requirements of Rule 16b-3.

     (b) The Board may in its sole discretion submit any other amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations promulgated thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

     (c) It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide Optionees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

     (d) Rights and obligations under any Option granted before amendment of the Plan shall not be altered or impaired by any amendment of the Plan unless (i) the Company requests the consent of the person to whom the Option was granted and (ii) such person consents in writing.

12.  TERMINATION OR SUSPENSION OF THE PLAN.

     (a) The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on February 24, 2010 which shall be within ten (10) years from the date the Plan is adopted by the Board or approved by the stockholders of the Company, whichever is earlier.

     (b) Rights and obligations under any Option granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except with the consent of the person to whom the Option was granted.

13.  EFFECTIVE DATE OF PLAN.

     The Plan shall become effective as determined by the Board, but no Options granted under the Plan shall be exercised unless and until the Plan has been approved by the stockholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.

                   APPENDIX II -- PROXY CARD

PROXY             VANGUARD AIRLINES, INC.
               ANNUAL MEETING OF STOCKHOLDERS
                        May 24, 2000

  THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF VANGUARD
AIRLINES, INC.

     The undersigned stockholder of VANGUARD AIRLINES, INC. hereby appoints Robert J. Spane and Brian S. Gillman, and each or either of them, with full power of substitution, as attorneys-in-fact, agents and proxies of the undersigned, to vote all the shares of capital stock of the Company which the undersigned is entitled to vote at the 2000 Annual Meeting of Stockholders of Vanguard Airlines, Inc. to be held on Wednesday, May 24, 2000, at 10:00 a.m. Central Daylight Time, at the Embassy Suites Plaza Hotel, 220 West 43rd Street, Kansas City, Missouri 64111, and at any adjournment thereof, on the transaction of any and all business which may come before said meeting, as fully and with the same effect as the undersigned might or could do if personally present for the following purposes:

1.   To elect Lee M. Gammill, Jr. as a Class II Director.

2.   To approve an amendment to the Company's Restated
Certificate of Incorporation, as amended (the "Restated
Certificate"), to decrease the number of authorized shares of the Company's Common Stock from 200,000,000 to 100,000,000.

3. To approve the proposal to ratify the Vanguard Airlines, Inc. 2000 Stock Option Plan;

4. To consider and act upon ratification and approval of the selection of Ernst & Young LLP as the Company's independent accountants for the year ending December 31, 2000; and

5. To consider and act upon any other matters which may properly come before the Annual Meeting of Stockholders or any adjournment thereof.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE
MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S).  IF NO
DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1,2,3
AND 4.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement, dated April __, 2000.

                                        Dated: ___________, 2000

                                        ________________________
                                        Signature of Stockholders

                                          Please date and sign
                                        exactly as name or names
                                        appear hereon.  If shares
                                        are held jointly or by
                                        two or more persons, each
                                        stockholder named should
                                        sign.  Executors,
                                        administrators, trustees,
                                        etc. should so indicate
                                        when signing.  If the
                                        signer is a corporation,
                                        please sign full
                                        corporate name by duly
                                        authorized officer.  If a
                                        partnership, please sign
                                        in partnership name by
                                        authorized person.

                                        PLEASE MARK, SIGN, DATE
                                        AND MAIL THIS PROXY IN
                                        THE ENVELOPE PROVIDED.